UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2024

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way, Evendale, OH		45215
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2024, the Board of Directors (the “Board”) of General Electric Company, operating as GE Aerospace (the “Company”), approved a new employment agreement for H. Lawrence Culp, Jr., the Company’s Chairman and Chief Executive Officer, to extend his employment through December 31, 2027, or such later date as mutually agreed by the parties up to and through December 31, 2028. Mr. Culp’s prior employment agreement was set to terminate on August 17, 2024. In approving this new contract upon the recommendation of the Board’s Management Development and Compensation Committee (the “MDCC”), the Board considered the best interests of shareholders, the significant value creation under Mr. Culp’s leadership since he became Chairman and Chief Executive Officer in 2018 and the benefits of securing his continued leadership for the Company, among other factors.

Pursuant to the employment agreement, effective July 1, 2024, the Board approved the following compensation for Mr. Culp: (1) a base salary of $2,000,000 per year; (2) a target annual bonus opportunity at 200% of base salary; (3) beginning in 2025, an annual equity award with a grant date fair value of $15,250,000; and (4) a one-time equity performance award as described below. Mr. Culp’s existing performance share grant, dated as of August 18, 2020, will become fully vested on August 17, 2024 having satisfied the performance and service conditions. The employment agreement includes restrictive covenants for 12 months following any termination of employment. The other terms of Mr. Culp’s employment agreement are substantially similar to the terms of his prior employment agreement, as described in the Company’s Definitive Proxy Statement for the 2024 Annual Shareholders Meeting.

The one-time equity performance award granted on July 1, 2024 is exclusively performance-based, in the form of performance stock units (“PSUs”). At target, the award represents 310,289 shares of common stock, with 0% to 150% of the target PSUs eligible to become earned based on the compound annual growth rate for adjusted earnings per share (EPS CAGR) over four fiscal years ending with, and subject to the satisfaction of service conditions through, December 31, 2027. The EPS CAGR performance target levels are aligned with the long-term operating profit guidance the Company provided for 2028 at the GE Aerospace Investor Day on March 7, 2024. The combination of this performance condition and service conditions is intended to promote the continued alignment of Mr. Culp’s compensation during the term of the agreement with the Company’s long-term value creation.

The terms of the employment agreement and performance award permit Mr. Culp to transition to the role of Executive Chairman upon mutual agreement with the Board for the final six months of the term. Upon a termination without cause or for good reason, or upon death or disability, Mr. Culp would be eligible to earn the performance award based on the greater of (x) target level and (y) actual performance determined at the end of the performance period. In the case of termination without cause or for good reason, or death or disability, prior to December 31, 2026, the amount of shares earned from the performance award would be prorated.

The foregoing description is qualified in its entirety by reference to the Employment Agreement and the form of Performance Stock Unit Grant Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement by and between H. Lawrence Culp, Jr. and General Electric Company, effective July 1, 2024

10.2	Form of Performance Stock Unit Grant Agreement by and between H. Lawrence Culp, Jr. and General Electric Company, dated July 1, 2024

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

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Forward-Looking Statements

This document contains “forward-looking statements” — that is, statements related to future, not past, events. These forward- looking statements often address the Company’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For GE Aerospace, particular areas where risks or uncertainties could cause actual results to be materially different than those expressed in our forward-looking statements include: changes in macroeconomic and market conditions and market volatility, including risk of recession, inflation, geopolitical conflict; supply chain constraints or disruptions, interest rates, the value of securities and other financial assets (including GE Aerospace’s equity interest in GE HealthCare), commodity prices and exchange rates, and the impact of such changes and volatility on GE Aerospace’s business operations, financial results and financial position; GE Aerospace’s capital allocation plans, including the timing and amount of dividends, share repurchases, acquisitions, organic investments, and other priorities; and other factors that are described in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as such description may be updated or amended in any future reports that GE Aerospace files with the SEC. These or other uncertainties may cause GE Aerospace’s actual future results to be materially different than those expressed in its forward-looking statements. GE Aerospace does not undertake to update its forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: July 1, 2024	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

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